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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 15, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

           CANADA                     001-15503                     N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                    K2K-3G1
     (Address of Principal Executive Offices)                       (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01. Other Events.

      On November 15, 2004, the Company issued a press release announcing that Halton Healthcare Services has chosen Workstream Recruitment System as their recruiting system. The full text of such press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

      On November 22, 2004, the Company issued a press release announcing that Workstream and Kintera Inc. have entered into a marketing alliance. The full text of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on November 15, 2004, by the Company.

      99.2  Press Release issued on November 22, 2004, by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.

Dated:  November 23, 2004              By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.  Description

99.1         Press Release issued on November 15, 2004 by Workstream Inc.

99.2         Press Release issued on November 22, 2004 by Workstream Inc.